Exhibit I



                      SOUTHERN ELECTRIC GENERATING COMPANY
                                       AND
                              ALABAMA POWER COMPANY

                                       TO

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
                                     TRUSTEE






                          FIRST SUPPLEMENTAL INDENTURE

                            DATED AS OF MAY 22, 2003






                                   $50,000,000


                           SERIES A 4.40% SENIOR NOTES

                                DUE MAY 15, 2013


                               TABLE OF CONTENTS  1
                                                                                                         PAGE

ARTICLE 1         Series A Senior Notes....................................................................2
SECTION 101.      Establishment............................................................................2
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SECTION 102.      Definitions..............................................................................2
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SECTION 103.      Payment of Principal and Interest........................................................3
                      ---------------------------------
SECTION 104.      Denominations............................................................................4
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SECTION 105.      Global Securities........................................................................4
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SECTION 106.      Transfer.................................................................................5
                  --------
SECTION 107.      Redemption at the Company's Option.......................................................5
                  ----------------------------------
SECTION 108.      Reporting Obligations; Information to Holders............................................6
                  ---------------------------------------------

ARTICLE 2         Series A Senior Notes Guarantee..........................................................7
SECTION 201.      Guarantee................................................................................7
                  ---------
SECTION 202.      Waiver of Notice and Demand..............................................................8
                      ---------------------------
SECTION 203.      Guarantor Obligations Not Affected.......................................................8
                  ----------------------------------
SECTION 204.      Form of Guarantee........................................................................9
                  -----------------
SECTION 205.      Execution of Guarantee...................................................................9
                  ----------------------
SECTION 206.      Subrogation.............................................................................10
                  -----------
SECTION 207.      Independent Obligations.................................................................10
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SECTION 208.      No Recourse Against Others..............................................................10
                  --------------------------
SECTION 209.      Successors and Assigns..................................................................11
                  ----------------------

ARTICLE 3         Events of Default........................................................................11

ARTICLE 4         Miscellaneous Provisions.................................................................12
SECTION 401.      Recitals by Company......................................................................12
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SECTION 402.      Ratification and Incorporation of Original Indenture.....................................12
                  ----------------------------------------------------
SECTION 403.      Executed in Counterparts.................................................................12
                  ------------------------
SECTION 404.      Legends..................................................................................12
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SECTION 405.      Notices..................................................................................12
                  -------
SECTION 406.      Governing Law............................................................................12
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


_______________
1 This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

         THIS FIRST SUPPLEMENTAL INDENTURE is made as of the 22nd day of May, 2003, by and between SOUTHERN ELECTRIC GENERATING COMPANY, a corporation duly organized and existing under the laws of the State of Alabama (herein called the "Company"), having its principal office at 600 North 18th Street, Birmingham, Alabama 35291, ALABAMA POWER COMPANY, a corporation duly organized and existing under the laws of the State of Alabama (herein called the "Guarantor"), having its principal office at 600 North 18th Street, Birmingham, Alabama 35291, and J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, having a corporate trust office at 3800 Colonnade Parkway, 4th Floor, Birmingham, Alabama 35243, Attention: Institutional Trust Services (herein called the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Company has heretofore entered into a Senior Note Indenture, dated as of May 1, 2003 (the "Original Indenture"), with the Trustee;

         WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as supplemented by this First Supplemental Indenture, is herein called the "Indenture;"

         WHEREAS, under the Original Indenture, a new series of Senior Notes may at any time be established pursuant to a supplemental indenture executed by the Company and the Trustee;

         WHEREAS, the Company proposes to create under the Indenture a new series of Senior Notes to be guaranteed by the Guarantor as herein provided;

         WHEREAS, the Guarantor proposes to enter into this First Supplemental Indenture to provide for the guarantee of such new series of Senior Notes as herein provided;

         WHEREAS, additional Senior Notes of other series hereafter established, except as may be limited in the Original Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

         WHEREAS, all conditions necessary to authorize the execution and delivery of this First Supplemental Indenture and to make it a valid and binding obligation of the Company and the Guarantor have been done or performed.

         NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                             Series A Senior Notes

         SECTION 101. Establishment. There is hereby established a new series of Senior Notes to be issued under the Indenture, to be designated as the Company's Series A 4.40% Senior Notes due May 15, 2013 (the "Series A Senior Notes").

         There are to be authenticated and delivered $50,000,000 aggregate principal amount of Series A Senior Notes, and such principal amount of the Series A Senior Notes may be increased from time to time pursuant to Section 301 of the Indenture. All Series A Senior Notes need not be issued at the same time and such series may be reopened at any time, without the consent of any Holder, for issuances of additional Series A Senior Notes. Any such additional Series A Senior Notes will have the same interest rate, maturity and other terms as those initially issued. No Series A Senior Notes shall be authenticated and delivered in excess of the principal amount as so increased except as provided by Sections 203, 303, 304 or 907 of the Original Indenture. The Series A Senior Notes shall be issued in definitive fully registered form.

         The Series A Senior Notes shall be issued in the form of one or more Global Securities in substantially the form set out in Exhibit A hereto. The Depositary with respect to the Series A Senior Notes shall be The Depository Trust Company.

         The form of the Trustee's Certificate of Authentication for the Series A Senior Notes shall be in substantially the form set forth in Exhibit B hereto.

         Each Series A Senior Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

         SECTION 102. Definitions. The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Series A Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series A Senior Notes.

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

         "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation shall have become such, and thereafter "Guarantor" shall mean such successor corporation.

         "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.

         "Interest Payment Dates" means May 15 and November 15 of each year, commencing November 15, 2003.

         "Original Issue Date" means May 22, 2003.

         "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

         "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).

         "Regular Record Date" means, with respect to each Interest Payment Date, the close of business on the 15th calendar day preceding such Interest Payment Date (whether or not a Business Day).

         "Series A Senior Notes Guarantee" means the agreement of the Guarantor set forth in Section 201 including the notation thereof set forth in Section 204 and on each Series A Senior Note.

         "Stated Maturity" means May 15, 2013.

         "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         SECTION 103. Payment of Principal and Interest. The principal of the Series A Senior Notes shall be due at Stated Maturity (unless earlier redeemed). The unpaid principal amount of the Series A Senior Notes shall bear interest at the rate of 4.40% per annum until paid or duly provided for. Interest shall be paid semiannually in arrears on each Interest Payment Date to the Person in whose name the Series A Senior Notes are registered on the Regular Record Date for such Interest Payment Date, provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein will be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Series A Senior Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Series A Senior Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Series A Senior Notes shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

         Payments of interest on the Series A Senior Notes will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the Series A Senior Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Series A Senior Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date the payment was originally payable.

         Payment of the principal and interest due at the Stated Maturity or earlier redemption of the Series A Senior Notes shall be made upon surrender of the Series A Senior Notes at the Corporate Trust Office of the Trustee. The principal of and interest on the Series A Senior Notes shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer or other electronic transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

         SECTION 104. Denominations. The Series A Senior Notes may be issued in denominations of $100,000 and integral multiples of $5,000 in excess thereof.

         SECTION 105. Global Securities. The Series A Senior Notes will be issued in the form of one or more Global Securities registered in the name of the Depositary (which shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Series A Senior Notes represented by the Global Security will not be exchangeable for, and will not otherwise be issuable as, Series A Senior Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

         Owners of beneficial interests in such a Global Security will not be considered the Holders thereof for any purpose under the Indenture, and no Global Security representing a Series A Senior Note shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depositary or its nominee or to a successor Depositary or its nominee. The rights of Holders of such Global Security shall be exercised only through the Depositary.

         A Global Security shall be exchangeable for Series A Senior Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Company, or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Company, in each case within 90 days after the Company receives such notice or becomes aware of such cessation, (ii) the Company in its sole discretion determines that such Global Security shall be so exchangeable, or (iii) there shall have occurred an Event of Default with respect to the Series A Senior Notes. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Series A Senior Notes registered in such names as the Depositary shall direct.

         SECTION 106. Transfer. No service charge will be made for any transfer or exchange of Series A Senior Notes, but payment will be required of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Company shall not be required (a) to issue, transfer or exchange any Series A Senior Notes during a period beginning at the opening of business fifteen (15) days before the date of the mailing of a notice pursuant to Section 1104 of the Original Indenture identifying the serial numbers of the Series A Senior Notes to be called for redemption, and ending at the close of business on the day of the mailing, or (b) to transfer or exchange any Series A Senior Notes theretofore selected for redemption in whole or in part, except the unredeemed portion of any Series A Senior Notes redeemed in part.

         SECTION 107. Redemption at the Company's Option. The Series A Senior Notes shall be subject to redemption at the option of the Company in whole or in part at any time upon not less than 30 nor more than 60 days' notice, at Redemption Prices equal to the greater of (i) 100% of the principal amount of the Series A Senior Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Series A Senior Notes being redeemed discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 10 basis points, plus, for (i) and (ii) above, whichever is applicable, accrued interest on the Series A Senior Notes to the Redemption Date.

         The Trustee shall not be responsible for the calculation of the Redemption Price. The Company shall calculate the Redemption Price and promptly notify the Trustee thereof.

         In the event of redemption of the Series A Senior Notes in part only, a new Series A Senior Note or Notes for the unredeemed portion will be issued in the name or names of the Holders thereof upon the surrender thereof.

         The Series A Senior Notes will not have a sinking fund.

         Notice of redemption shall be given as provided in Section 1104 of the Original Indenture except that any notice of redemption shall not specify the Redemption Price but only the manner of calculation thereof.

         Any redemption of less than all of the Series A Senior Notes shall, with respect to the principal thereof, be divisible by $1,000.

         SECTION 108. Reporting Obligations; Information to Holders. The Company will furnish to the Trustee:

                  (i) unless the Company is then filing comparable reports pursuant to the reporting requirements of the Exchange Act, as soon as practicable and in any event within 45 days after the end of the first, second and third quarterly accounting periods of each fiscal year (commencing with the quarter ending June 30, 2003), the Company's unaudited consolidated balance sheet as of the last day of such quarterly period and the related consolidated statements of income and cash flows during such quarterly period prepared in accordance with U.S. generally accepted accounting principles and (in the case of second and third quarterly periods) for the portion of the fiscal year ending with the last day of such quarterly period, setting forth in each case in comparative form corresponding unaudited figures from the preceding fiscal year and accompanied by a written statement of the Company's authorized representative to the effect that such financial statements fairly represent in all material respects the Company's financial condition and results of operations at and as of their respective dates; and

                  (ii) unless the Company is then filing comparable reports pursuant to the reporting requirements of the Exchange Act, as soon as practicable and in any event within 90 days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2003), the Company's consolidated balance sheet as of the end of such year and the related consolidated statements of income, cash flows, and retained earnings during such year setting forth in each case in comparative form corresponding figures from the preceding fiscal year, accompanied by an audit report thereon of a firm of independent public accountants of recognized national standing.

         All such information provided to the Trustee as indicated above and in
Section 1005 of the Original Indenture also will be provided by the Trustee upon written request to the Trustee (which may be a single continuing request), to
(x) Holders, (y) holders of beneficial interests in the Series A Senior Notes or
(z) prospective purchasers of the Series A Senior Notes or beneficial interests in the Series A Senior Notes. The Company will furnish to the Trustee, upon its request, sufficient copies of all such information to accommodate the requests of such holders and prospective holders of the Series A Senior Notes.

         Upon the request of any Holder, any holder of a beneficial interest in the Series A Senior Notes, or the Trustee (on behalf of a Holder or a holder of a beneficial interest in the Series A Senior Notes), the Company will furnish such information as is specified in paragraph (d)(4) of Rule 144A promulgated under the Securities Act of 1933, as amended, to Holders (and to holders of beneficial interests in the Series A Senior Notes), prospective purchasers of the Series A Senior Notes (and of beneficial interests in the Series A Senior Notes) who are qualified institutional buyers or to the Trustee for delivery to such Holder or prospective purchasers of the Series A Senior Notes or beneficial interests therein, as the case may be, unless, at the time of such request, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.


                                    ARTICLE 2

                         Series A Senior Notes Guarantee

         SECTION 201.  Guarantee.
                       ---------

         The Guarantor hereby irrevocably and unconditionally guarantees to the Trustee and to each Holder of a Series A Senior Note the due and punctual payment of the principal of and any premium and interest on such Series A Senior Note when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Series A Senior Note and the Indenture, regardless of any defense, right of set-off or counterclaim that the Guarantor may have or assert, except the defense of payment. The Guarantor's obligation to make a payment under this Article 2 may be satisfied by direct payment of the required amounts by the Guarantor to the Paying Agent on behalf of the Holders or by causing the Company to pay such amounts to the Paying Agent on behalf of the Holders.

         To the extent permitted under applicable law, if any Holder or the Trustee is required by a final non-appealable judgment of any court or otherwise to return to either the Company or the Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantor, any amount paid by either the Company or the Guarantor to such Holder or the Trustee, the Series A Senior Notes Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. To the extent permitted under applicable law, the Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five of the Original Indenture for the purpose of the Series A Senior Notes Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed by the Series A Senior Notes Guarantee, and (y) in the event of any acceleration of such obligations as provided in Article Five of the Original Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of the Series A Senior Notes Guarantee.

         The Series A Senior Notes Guarantee set forth in this Section 201 shall not be valid or become obligatory for any purpose with respect to a Series A Senior Note until the certificate of authentication on such Series A Senior Note shall have been authenticated by or on behalf of the Trustee by manual signature.

         SECTION 202.  Waiver of Notice and Demand.
                       ---------------------------

         The Guarantor hereby waives notice of acceptance of the Series A Senior Notes Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Company or any other Person before proceeding against the Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

         SECTION 203.  Guarantor Obligations Not Affected.
                       ----------------------------------

         The obligations of the Guarantor under this Article 2 shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

         (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Company of any express or implied agreement, covenant, term or condition relating to the Series A Senior Notes to be performed or observed by the Company;

         (b) the extension of time for the payment by the Company of all or any portion of the interest on the Series A Senior Notes, the Redemption Price or any other sums payable under the terms of the Series A Senior Notes or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Series A Senior Notes;

         (c) any failure, omission, delay or lack of diligence on the part of the Trustee or the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Trustee or the Holders pursuant to the terms of the Indenture or the Series A Senior Notes, or any action on the part of the Company granting indulgence or extension of any kind;

         (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Company or any of the assets of the Company;

         (e) any invalidity of, or defect or deficiency in, the Series A Senior Notes;

         (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred;

         (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than payment of the underlying obligation), it being the intent of this Article 2 that the obligations of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances.

         There shall be no obligation of the Holders to give notice to, or obtain the consent of, the Guarantor with respect to the happening of any of the foregoing.

         The Series A Senior Notes Guarantee shall constitute a guaranty of payment and not of collection.

         SECTION 204.  Form of Guarantee.
                       -----------------

         A notation of the Series A Senior Notes Guarantee shall be set forth on each Series A Senior Note in substantially the following form:

         FOR VALUE RECEIVED, ALABAMA POWER COMPANY, an Alabama corporation (the "Guarantor," which term includes any successor Person under the First Supplemental Indenture referred to in the Series A Senior Note upon which this notation of the Series A Senior Notes Guarantee is endorsed), hereby irrevocably and unconditionally guarantees to the Trustee under the Indenture referred to in the Series A Senior Note upon which this notation of the Series A Senior Notes Guarantee is endorsed and the Holder of this Series A Senior Note issued by Southern Electric Generating Company (the "Company"), pursuant to the terms of the Series A Senior Notes Guarantee contained in Article 2 of the First Supplemental Indenture, the due and punctual payment of the principal of and premium, if any, and interest on this Series A Senior Note, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Series A Senior Note and the Indenture.

         The obligations of the Guarantor to the Holders of the Series A Senior Notes and to the Trustee pursuant to the Series A Senior Notes Guarantee and the Indenture are expressly set forth in Article 2 of the First Supplemental Indenture, and reference is hereby made to such Article and First Supplemental Indenture for the precise terms of the Series A Senior Notes Guarantee.

         This Series A Senior Notes Guarantee shall be governed by and construed in accordance with the laws of the State of Alabama.

         This Series A Senior Notes Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Series A Senior Note upon which this notation of the Series A Senior Notes Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

(SEAL) ALABAMA POWER COMPANY

Attest:

                           By:
                              -------------------------------------
                           Title:
                                  ---------------------------------

         SECTION 205.  Execution of Guarantee.
                       ----------------------

         To evidence the Series A Senior Notes Guarantee to the Holders specified in Section 201, the Guarantor hereby agrees to execute the notation of the Series A Senior Notes Guarantee, in substantially the form set forth in
Section 204, to be endorsed on each Series A Senior Note authenticated and delivered by the Trustee. The Guarantor hereby agrees that the Series A Senior Notes Guarantee set forth in Section 201 shall remain in full force and effect notwithstanding any failure to endorse on each Series A Senior Note a notation of the Series A Senior Notes Guarantee. Each such notation of the Series A Senior Notes Guarantee shall be signed on behalf of the Guarantor by a director or officer prior to the authentication of the Series A Senior Note on which it is endorsed, and the delivery of such Series A Senior Note by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Series A Senior Notes Guarantee on behalf of the Guarantor. Such signature upon the notation of the Series A Senior Notes Guarantee may be a manual or facsimile signature of any such director or officer and may be imprinted or otherwise reproduced below the notation of the Series A Senior Notes Guarantee, and in case any such director or officer who shall have signed the notation of the Series A Senior Notes Guarantee shall cease to be such director or officer before the Series A Senior Note on which such notation is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Series A Senior Note nevertheless may be authenticated and delivered or disposed of as though the person who signed the notation of the Series A Senior Notes Guarantee had not ceased to be such director or officer of the Guarantor.

         SECTION 206.  Subrogation.
                       -----------

         The Guarantor shall be subrogated to all rights (if any) of the Holders against the Company in respect of any amounts paid to the Holders by the Guarantor under this Article 2 with respect to the Series A Senior Notes; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Article 2 with respect to the Series A Senior Notes if, at the time of any such payment, any amounts are due and unpaid under the Series A Senior Notes. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

         SECTION 207.  Independent Obligations.
                       -----------------------

         The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Company with respect to the Series A Senior Notes and that the Guarantor shall be liable as principal and as debtor hereunder to make payments pursuant to the terms of the Series A Senior Notes Guarantee notwithstanding the occurrence of any event referred to in subsections
(a) through (g), inclusive, of Section 203 hereof.

         SECTION 208.  No Recourse Against Others.
                       --------------------------

         An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Guarantor shall not have any liability for any obligations of the Company or the Guarantor under the Series A Senior Notes, the Series A Senior Notes Guarantee or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Series A Senior Note, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Series A Senior Notes.

         SECTION 209.  Successors and Assigns.
                       ----------------------

         The Series A Senior Notes Guarantee set forth in this Article 2 shall be binding upon and inure to the benefit of the successors and assigns of the Guarantor.


                                    ARTICLE 3

                                Events of Default

         In addition to the events constituting Events of Default contained in
Section 501 of the Original Indenture, the following events shall be Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) solely with respect to the Series A Senior
Notes:

         (a) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Guarantor in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Guarantor a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Guarantor seeking reorganization, arrangement, adjustment or composition of or in respect of the Guarantor under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Guarantor or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

         (b) the commencement by the Guarantor of a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Guarantor in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Guarantor, or the filing by the Guarantor of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Guarantor to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Guarantor or of any substantial part of its property, or the making by the Guarantor of an assignment for the benefit of creditors, or the admission in writing of its inability to pay the Guarantor's debts generally as they become due, or the taking of corporate action by the Guarantor in furtherance of any such action; or

         (c) the Series A Senior Notes Guarantee shall be held in a judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect.

                                    ARTICLE 4
                            Miscellaneous Provisions

         SECTION 401. Recitals by Company. The recitals in this First Supplemental Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of Series A Senior Notes and of this First Supplemental Indenture as fully and with like effect as if set forth herein in full.

         SECTION 402. Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this First Supplemental Indenture shall be read, taken and construed as one and the same instrument.

         SECTION 403. Executed in Counterparts. This First Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         SECTION 404. Legends. Except as determined by the Company in accordance with applicable law, each Series A Senior Note shall bear the applicable legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth on Exhibit A hereto.

         SECTION 405. Notices. All notices and other communications to the Company or the Trustee under this First Supplemental Indenture shall conform in all respects with Section 105 of the Original Indenture. All notices and other communications to the Guarantor under this First Supplemental Indenture shall be in writing and mailed, first-class postage prepaid, to the Guarantor addressed to the attention of its Corporate Secretary, at 600 North 18th Street, Birmingham, Alabama 35291, or at any other address previously furnished in writing to the Trustee by the Guarantor.

         SECTION 406. Governing Law. This First Supplemental Indenture, including the Series A Senior Notes Guarantee, shall be governed by, and construed in accordance with, the internal laws of the State of Alabama.

         IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officers, all as of the day and year first above written.



ATTEST:                                  SOUTHERN ELECTRIC GENERATING COMPANY



By:------------------------------        By: ------------------------------
         William E. Zales, Jr.                  William B. Hutchins, III
         Secretary and                          Vice President
         Assistant Treasurer


ATTEST:                                  ALABAMA POWER COMPANY



By: -----------------------------        By: ------------------------------
       William E. Zales, Jr.                    William B. Hutchins, III
       Vice President,                          Executive Vice President,
       Corporate Secretary                      Chief Financial Officer and
       and Assistant Treasurer                  Treasurer



ATTEST:                                  J.P. MORGAN TRUST COMPANY,
                                         NATIONAL ASSOCIATION, as Trustee


By: -----------------------------        By: ------------------------------
Its:-----------------------------        Its:------------------------------

                                    EXHIBIT A

                          FORM OF SERIES A SENIOR NOTE



         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM AND IN ANY EVENT MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN ACCORDANCE WITH THE INDENTURE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE IN BIRMINGHAM, ALABAMA.

         EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH HOLDER OF THIS SECURITY REPRESENTS TO SOUTHERN ELECTRIC GENERATING COMPANY THAT (a) SUCH HOLDER WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY (WITHOUT THE CONSENT OF SOUTHERN ELECTRIC GENERATING COMPANY) OTHER THAN (i) TO SOUTHERN ELECTRIC GENERATING COMPANY, (ii) TO A QUALIFED INSTITUTIONAL BUYER OR A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (iii) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (iv) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, SUBJECT, IN THE CASE OF CLAUSES (ii), (iii) OR (iv), TO THE RECEIPT BY SOUTHERN ELECTRIC GENERATING COMPANY OF AN OPINION OF COUNSEL OR SUCH OTHER EVIDENCE ACCEPTABLE TO SOUTHERN ELECTRIC GENERATING COMPANY THAT SUCH RESALE, PLEDGE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THAT (b) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO HEREIN AND DELIVER TO THE TRANSFEREE (OTHER THAN A QUALIFIED INSTITUTIONAL BUYER) PRIOR TO THE SALE A COPY OF THE TRANSFER RESTRICTIONS APPLICABLE HERETO (COPIES OF WHICH MAY BE OBTAINED FROM THE TRUSTEE).

         IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

         BECAUSE OF THE FOREGOING RESTRICTIONS, PURCHASERS ARE ADVISED TO CONSULT LEGAL COUNSEL PRIOR TO MAKING ANY RESALE, PLEDGE OR TRANSFER OF THIS SECURITY. INVESTORS SHOULD BE AWARE THAT THEY ARE REQUIRED TO BEAR THE FINANCIAL RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.





NO. __                                            CUSIP NO. 842808 AE 7



                      SOUTHERN ELECTRIC GENERATING COMPANY

                           SERIES A 4.40% SENIOR NOTE

                                DUE MAY 15, 2013





       Principal Amount:           $__________________
       Regular Record Date:        15th  calendar day prior to Interest Payment
                                   Date  (whether or not a Business Day)

       Original Issue Date:        May 22, 2003

       Stated Maturity:            May 15, 2013

       Interest Payment Dates:     May 15 and November 15

       Interest Rate:              4.40%

       Authorized Denomination:    $100,000 and integral multiples of $5,000
                                   in excess thereof

         Southern Electric Generating Company, an Alabama corporation (the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______________________________________________, or registered assigns, the principal sum of _____________________________________________ DOLLARS
($______________) on the Stated Maturity shown above (or upon earlier redemption), and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on each Interest Payment Date as specified above, commencing on ______________ ____, 2003, and on the Stated Maturity (or upon earlier redemption) at the rate per annum shown above until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or on a Redemption
Date) will, as provided in such Indenture, be paid to the Person in whose name this Note (the "Note") is registered at the close of business on the Regular

Record Date as specified above next preceding such Interest Payment Date, provided that any interest payable at the Stated Maturity or on any Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

         Payments of interest on this Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any Interest Payment Date would otherwise be a day that is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on the date the payment was originally payable. A "Business Day" shall mean any day other than a Saturday or a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to remain closed or a day on which the Corporate Trust Office of the Trustee is closed for business.

         Payment of the principal of and interest due at the Stated Maturity or earlier redemption of the Series A Senior Notes shall be made upon surrender of the Series A Senior Notes at the Corporate Trust Office of the Trustee. The principal of and interest on the Series A Senior Notes shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payment of interest (including interest on an Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer or other electronic transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least 16 days prior to the date for payment by the Person entitled thereto.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: -------------------- , 2003


                                        SOUTHERN ELECTRIC GENERATING COMPANY



                                          By: ------------------------------
                                                   Vice President

Attest:


-----------------------------------
Secretary



           {Seal of SOUTHERN ELECTRIC GENERATING COMPANY appears here}

                         SERIES A SENIOR NOTES GUARANTEE


         FOR VALUE RECEIVED, ALABAMA POWER COMPANY, an Alabama corporation (the "Guarantor," which term includes any successor Person under the First Supplemental Indenture referred to in the Series A Senior Note upon which this notation of the Series A Senior Notes Guarantee is endorsed), hereby irrevocably and unconditionally guarantees to the Trustee under the Indenture referred to in the Series A Senior Note upon which this notation of the Series A Senior Notes Guarantee is endorsed and the Holder of this Series A Senior Note issued by Southern Electric Generating Company (the "Company"), pursuant to the terms of the Series A Senior Notes Guarantee contained in Article 2 of the First Supplemental Indenture, the due and punctual payment of the principal of and premium, if any, and interest on this Series A Senior Note, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Series A Senior Note and the Indenture.

         The obligations of the Guarantor to the Holders of the Series A Senior Notes and to the Trustee pursuant to the Series A Senior Notes Guarantee and the Indenture are expressly set forth in Article 2 of the First Supplemental Indenture, and reference is hereby made to such Article and First Supplemental Indenture for the precise terms of the Series A Senior Notes Guarantee.

         This Series A Senior Notes Guarantee shall be governed by and construed in accordance with the laws of the State of Alabama.

         This Series A Senior Notes Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Series A Senior Note upon which this notation of the Series A Senior Notes Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.


                                    ALABAMA POWER COMPANY

                                    By:  ------------------------------
                                             Vice President

Attest:

----------------------------
Secretary


                  {Seal of ALABAMA POWER COMPANY appears here}

                          CERTIFICATE OF AUTHENTICATION



         This is one of the Senior Notes referred to in the within-mentioned Indenture.



                                      J.P. MORGAN TRUST COMPANY,
                                      NATIONAL ASSOCIATION,

                                      as Trustee





                                      By: -------------------------------------
                                             Authorized Officer

                         (Reverse Side of Note)



         This Note is one of a duly authorized issue of Senior Notes of the Company (the "Notes"), issued and issuable in one or more series under a Senior
Note Indenture, dated as of May 1, 2003 (the "Original Indenture"), between the Company and J.P. Morgan Trust Company, National Association, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), as supplemented by a first supplemental indenture to the Original Indenture among the Company, Alabama Power Company (the "Guarantor") and the Trustee (the "First Supplemental Indenture," and together with the Original Indenture, the "Indenture"), to which Indenture and all indentures incidental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Notes issued thereunder and of the terms upon which said Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof as Series A 4.40% Senior Notes due May 15, 2013 (the "Series A Senior Notes") in the aggregate principal amount of up to $50,000,000. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.


         The Series A Senior Notes shall be subject to optional redemption at the option of the Company in whole or in part at any time upon not less than 30 nor more than 60 days' notice, at Redemption Prices equal to the greater of (i) 100% of the principal amount of the Series A Senior Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Series A Senior Notes being redeemed discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 10 basis points, plus, for (i) and (ii) above, whichever is applicable, accrued interest on the Series A Senior Notes to the Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Series A Senior Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Series A Senior Notes.

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "H.15(519)" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

         "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company and reasonably acceptable to the Trustee.


         "Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.


         "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day in New York City preceding such Redemption Date).


         "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.


         The Trustee shall not be responsible for the calculation of the Redemption Price. The Company shall calculate the Redemption Price and promptly notify the Trustee thereof.


         In the event of redemption of this Series A Senior Note in part only, a new Series A Senior Note or Notes for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.


         The Series A Senior Notes will not have a sinking fund.


         If an Event of Default with respect to the Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.


         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.


         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.


         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.


         The Notes of this series are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $5,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.


         This Note shall be governed by, and construed in accordance with, the internal laws of the State of Alabama.

                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:




TEN COM- as tenants in         UNIF GIFT MIN ACT- _______ Custodian ________
        common                                  (Cust)             (Minor)

TEN ENT- as tenants by the
         entireties                            under Uniform Gifts to

 JT TEN- as joint tenants                       Minors Act
         with right of
         survivorship and                      ________________________
         not as tenants                              (State)
         in common



                    Additional abbreviations may also be used
                          though not on the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto

(please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________


the within Note and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________________________________

______________________________________________________________________________

agent to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated: ----------------         -----------------------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                              TRANSFER CERTIFICATE


         In connection with any transfer of any of the Series A Senior Notes evidenced by this certificate, the undersigned confirms that such Series A Senior Notes are being:

CHECK ONE BOX BELOW
         (1) __ exchanged for the undersigned's own account without transfer; or

         (2)__ transferred to a person whom the undersigned reasonably believes to be a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 who is purchasing such Series A Senior Notes for such buyer's own account or the account of a "qualified institutional buyer" in a transaction meeting the requirements of Rule 144A under the Securities Act of 1933 and any applicable securities laws of any state of the United States or any other jurisdiction; or

         (3___ transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

         Unless one of the boxes is checked, the Trustee will refuse to register any of the Series A Senior Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (2) or (3) is checked, the Company may require, prior to registering any such transfer of the Series A Senior Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that if box (2) is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A.


                                    Signature -----------------------------


____________________________________

TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Series A Senior Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Date:
      ------------------------------



                 NOTICE: To be executed by an executive officer.

                                  EXHIBIT B



                          CERTIFICATE OF AUTHENTICATION



         This is one of the Senior Notes referred to in the within-mentioned Indenture.



                                  J.P. MORGAN TRUST COMPANY,
                                  NATIONAL ASSOCIATION,

                                  as Trustee





                                 By: ---------------------------------------
                                        Authorized Officer